Exhibit 10.32
AMENDMENT dated 8 May 2007
of the
EXCLUSIVE LICENSE AND SPONSORED RESEARCH AGREEMENT
dated 31 October 2005
By and between
MEDICAL RESEARCH COUNCIL and OMEROS CORPORATION
     This is an amendment (this “Amendment”) effective 8 May 2007 of the Exclusive License and Sponsored Research Agreement between Medical Research Council (“MRC”) and Omeros Corporation (“Omeros”) dated 31 October 2005 (“the Agreement”). All initial capitalized terms used herein below shall have the same definition as set forth in the Agreement.
     Section 2.5 of the Agreement provides for payments for Sponsored Research during each year of a three year Sponsored Research Term to be paid on a quarterly basis, with twenty five percent (25%) of the annual amount to be paid each quarter. In as much as the third year of the Sponsored Research Terms comprises only a ten (10) month Sponsored Research period, not withstanding the payment schedule set forth in Section 2.5 of the Agreement, Omeros and MRC hereby agree that payments during the third year of the Sponsored Research Term shall be due and payable as follows:

Quarterly Payment	Amount	Due Date
1st	[†]	1 November 2007
2nd	[†]	1 March 2008
3rd	[†]	1 July 2008
4th	[†]	31 August 2008
     The total amount of funding for the third year of the Sponsored Research Term [†], as well as each party’s right to terminate the Agreement early in accordance with the provisions of Section 14 of the Agreement, and all other terms of the Agreement remain unchanged and in force.

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

     This Amendment is accepted and acknowledged by each party, as of the effective date set forth herein above, through the signature of its authorized representatives below:

MEDICAL RESEARCH COUNCIL		OMEROS CORPORATION

By:	/s/ Anne Marie Coriat	By:	/s/ Gregory A. Demopulos
Name:	Anne Marie Coriat PhD	Name:	Gregory A. Demopulos, M.D.
Title:	Head of MRC Centre, Oxforshire	Title:	Chairman & CEO

MRC Centre Oxfordshire
MRC Harwell
DIDCOT
Oxfordshire OX11 0RD
Tel: 01235 841000

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION